UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report
December 31, 2010
The Advisors’ Inner Circle Fund
Analytic Short-Term Income Fund

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
TABLE OF CONTENTS

Shareholders’ Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Disclosure of Fund Expenses	24
Trustees and Officers of The Advisors’ Inner Circle Fund	26
Approval of Investment Advisory Agreements	32
Notice to Shareholders	34
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, (i) by calling 1-866-777-7818; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
Dear Fellow Shareholders:
We are pleased to send you the Analytic Funds Annual report for the period ending December 31, 2010.
A majority of the months within 2010 posted positive returns with the MSCI World Index finishing up +11.76%, while the S&P 500 Index capped a +15.06% gain for the year.
Despite a few stumbles along the way, global markets were fairly strong throughout the year. The year began with European markets on the mend following the announcement that the European Union and the International Monetary Fund (IMF) had agreed to a joint bailout plan for Greece. However, around the end of the first half of the year, the global stock rally stalled when the fear of Greece and other European countries defaulting on their sovereign debt sent investors scurrying for less-risky assets.
The nearly double-digit percentage returns posted by the majority of global equity markets during the beginning of the second half of the year obscured the underlying volatility that market participants were experiencing. Factor payoff themes were shaped by a sharp shift in the month of August, which would itself be largely reversed before the end of the third quarter, continuing the tendency for shifts in market sentiment, amid generally elevated volatility, when markets are struggling to handicap the strength and persistence of a sluggish economic recovery. The year finished with central banks around the world, including those in Japan, Europe and the U.S., addressing the fact that they were committed to a second round of monetary easing measures (QE2). By December, investors were focused on the potential for growth in 2011 and began bidding up riskier stocks and drove the markets up in a December rally that was aided by President Obama’s announcement to extend the Bush-era tax rates.
Bond returns were positive for the 11th consecutive year, as the Barclays Capital Government/Credit Index returned a strong 6.59%. Corporate bonds outperformed U.S. government securities during the period, as the Barclays Capital U.S. Intermediate Credit Bond Index returned 7.76% versus the Barclays Capital 1-5 Year Government Bond Index return of 3.57% for the year. In addition, long-term securities outperformed short-term securities as the Barclays Capital 1-3 Year U.S. Treasury Index returned 2.40% versus 9.37% for the Barclays Capital 7-10 Year U.S. Treasury Index.
Finally, the Analytic Short Term Income Fund (symbol: ANSTX) returned 1.66%, underperforming the 2.82% return for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index.
While all of the components within the Fund posted positive performance, it was not enough to outperform the benchmark. Most of the underperformance occurred during the second quarter, as both the short put and the long-short option strategies posted negative returns. The negative results occurred primarily in May when volatility spiked and equity markets moved lower. The Flash Crash occurred in May where the Dow Jones Industrial Average

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
plunged about 900 points only to recover those losses within minutes. Although markets recovered, volatility moved higher which negatively impacted our option positions.
We appreciate your loyalty and continuing support.
Sincerely,

Harindra de Silva, Ph.D., CFA	Greg McMurran
President/Portfolio Manager	Chief Investment Officer
This represents the management team’s assessment of the portfolio and market conditions at a specific point in time and should not be relied upon by the reader as research or investment advice.
See pages 3 and 4 for definition of indices.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
Definition of Indices
MSCI World Index
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
S&P 500 Index
Widely regarded as the best single gauge of the U.S. equities market, this world-renowned index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. It is also the U.S. component of S&P Global 1200.
Index constituents exhibit the following characteristics:
•	Market Coverage — Approximately 75% of the U.S. equities market

•	Weighting — Market capitalization

•	Market Capitalization — Minimum of US$3 billion

•	Public Float — At least 50%

•	Reconstitution — As needed basis
With more than US$1.53 trillion in indexed assets, the S&P U.S. indices have earned a reputation for being not only leading market indicators, but also investable portfolios designed for cost efficient replication or the creation of index-linked products. The history of the S&P 500 dates back to 1923, with an expansion to include 500 companies in 1957.
Index Governance and Policy
This index is maintained by the S&P Index Committee, whose members include Standard & Poor’s economists and index analysts. It follows a set of published guidelines and policies that provide the transparent methodologies used to maintain the index.
Barclays Capital Government/Credit Index
The U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
Definition of Indices (continued)
Barclays Capital U.S. Intermediate Credit Bond Index
The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity greater than or equity to 1 year and less than 10 years. The Index includes U.S. credit securities that have $250 million or more of outstanding face value.
Barclays Capital 1-5 Year Government Bond Index
The Barclays Capital 1-5 Year Government Bond Index is an unmanaged index of securities issued by the U.S. government, or agency thereof, or any quasi- federal corporation. The index also includes corporate or foreign debt guaranteed by the U.S. government. Only publicly-issued debt instruments with a remaining maturity of one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
Barclays Capital 1-3 Year U.S. Treasury Index
The Barclays Capital 1-3 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 or better) by Moody’s Investors Service, are fixed rate, and have $250 million or more of outstanding face value. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.
Barclays Capital 7-10 Year U.S. Treasury Index
The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody’s Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index
The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index is a market-value weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment grade U.S. domestic debt. Maturities of the securities range from one to three years.
Dow Jones Industrial Average
The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The Index indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the index movements are leading economic indicators for the stock market as a whole.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
 Growth of a $10,000 Investment

*	If the Adviser and/or Fund service providers had not limited certain expenses, the Fund’s total return would have been lower.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.
Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
The Fund’s performance assumes the reinvestment of dividends and capital gains.
Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses.
If such fees and expenses were included in the index returns, the performance would have been lower.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY OBLIGATIONS — 61.1%

	Face Amount	Value
FEDERAL HOME LOAN BANK — 4.4%
1.850%, 03/04/13	$1,000,000	$1,002,097

FEDERAL HOME LOAN MORTGAGE CORPORATION — 4.8%
0.950%, 03/07/13	1,100,000	1,100,666

FEDERAL NATIONAL MORTGAGE ASSOCIATION — 51.9%
6.250%, 02/01/11	1,000,000	1,004,240
5.250%, 08/01/12	4,500,000	4,807,345
4.625%, 05/01/13	1,400,000	1,505,032
1.824%, 11/15/11 STRIPS (A)	4,500,000	4,467,542

		11,784,159

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,768,915)		13,886,922

U.S. TREASURY OBLIGATIONS — 19.3%
U.S TREASURY BILLS (B)
0.163%, 02/10/11 (C)	50,000	49,995
0.149%, 06/02/11 (D)	4,325,000	4,322,206

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,371,379)		4,372,201

CORPORATE OBLIGATIONS — 14.4%
FINANCIALS — 12.1%
American Express Bank
5.550%, 10/17/12	500,000	534,809
AvalonBay Communities
5.500%, 01/15/12	300,000	312,230
Bear Stearns
6.950%, 08/10/12	525,000	572,773
Countrywide Financial
0.726%, 05/07/12	500,000	493,921
Metropolitan Life Global Funding I
5.125%, 11/09/11	800,000	828,574

		2,742,307

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
CORPORATE OBLIGATIONS (continued)

	Face Amount/
	Contracts/Shares	Value
TELECOMMUNICATIONS — 2.3%
Verizon New England
6.500%, 09/15/11	$500,000	$519,446

TOTAL CORPORATE OBLIGATIONS (Cost $3,206,116)		3,261,753

MUNICIPAL BOND — 4.5%
State of Illinois, GO
4.010%, 07/01/13 (Cost $1,049,832)	1,000,000	1,014,910

PURCHASED OPTION CONTRACTS — 0.2%
S&P 500 Index, January 2011, 1,325 Call*	46	3,358
S&P 500 Index, January 2011, 1,180 Put*	55	17,655
Volatility Binary Index, May 2011, 32.50 Call*	80	16,800

TOTAL PURCHASED OPTION CONTRACTS (Cost $56,616)		37,813

SHORT-TERM INVESTMENT — 0.9%
HighMark Diversified Money Market Fund, Fiduciary Class, 0.050% (E) (Cost $212,161)	212,161	212,161

TOTAL INVESTMENTS — 100.4% (Cost $22,665,019)		22,785,760

WRITTEN INDEX OPTION CONTRACTS — (0.4%)
S&P 500 Index, January 2011, 1,315 Call*	(46)	(4,738)
S&P 500 Index, January 2011, 1,190 Put*	(46)	(17,710)
S&P 500 Index, February 2011, 1,180 Put*	(29)	(30,740)
Volatility Binary Index, May 2011, 25 Put*	(80)	(30,400)

TOTAL WRITTEN INDEX OPTION CONTRACTS (Premiums received $99,369)		$(83,588)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
The following forward foreign currency contracts were outstanding as of December 31, 2010:

						Unrealized
		Currency to		Currency to	Contract	Appreciation
Maturity Date		Receive		Deliver	Value	(Depreciation)
3/16/11	AUD	2,300,000	USD	(2,205,723)	2,334,702	$128,979
1/10/11	EUR	1,020,000	USD	(1,425,919)	1,368,301	(57,618)
1/10/11	EUR	855,000	USD	(1,144,435)	1,146,958	2,523
3/16/11	NZD	1,600,000	USD	(1,192,528)	1,241,944	49,416
3/16/11	SEK	16,000,000	USD	(2,301,662)	2,374,301	72,639
3/16/11	USD	2,180,096	CAD	(2,200,000)	2,211,156	(31,060)
3/16/11	USD	2,307,939	CHF	(2,300,000)	2,470,780	(162,841)
1/10/11	USD	2,455,556	EUR	(1,875,000)	2,515,259	(59,703)
3/16/11	USD	2,238,883	EUR	(1,700,000)	2,279,783	(40,900)
3/16/11	USD	466,956	GBP	(300,000)	469,329	(2,374)
3/16/11	USD	817,034	NOK	(5,000,000)	857,491	(40,457)

						$(141,396)

The outstanding forward foreign currency contracts held by the Fund as of December 31, 2010 were all held by the counterparty Morgan Stanley.
The following futures contracts were outstanding as of December 31, 2010:

	Number
Contract	of	Settlement	Unrealized
Description	Contracts	Month	Depreciation
U.S. 2 Year Treasury Note	37	March 2011	$(2,442)

Percentages are based on Net Assets of $22,692,099.

*	Non-income producing security.

(A)	Zero Coupon Bond. The rate reported is the effective yield at December 31, 2010.

(B)	The rate reported is the effective yield at time of purchase.

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

(D)	All or a portion of this security has been pledged as collateral for open written index option contracts.

(E)	The rate reported is the 7-day effective yield as of December 31, 2010.

GO — General Obligation

STRIPS — Separate Trading of Registered Interest and Principal Securities
Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro Dollar
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krone
USD	U.S. Dollar
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
The summary of inputs used to value the Fund’s net assets as of December 31, 2010 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$13,886,922	$—	$13,886,922
U.S. Treasury Obligations	—	4,372,201	—	4,372,201
Corporate Obligations	—	3,261,753	—	3,261,753
Municipal Bond	—	1,014,910	—	1,014,910
Purchased Option Contracts	37,813	—	—	37,813
Short-Term Investment	212,161	—	—	212,161

Total Investments in Securities	$249,974	$22,535,786	$—	$22,785,760

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Index Option Contracts	$(83,588)	$—	$—	$(83,588)
Forwards Contracts*	—	(141,396)	—	(141,396)
Futures Contracts*	(2,442)	—	—	(2,442)

Total Other Financial Instruments	$(86,030)	$(141,396)	$—	$(227,426)

*	Forwards contracts and futures contracts are valued at the net unrealized depreciation on the instrument.
For the year ended December 31, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost	$22,665,019

Investments, at Value — Note 2	22,785,760
Unrealized Appreciation on Forward Currency Contracts	253,557
Dividends and Interest Receivable	206,319
Receivable for Capital Shares Sold	20,761
Receivable due from Investment Adviser	23,360
Receivable for Variation Margin on Futures Contracts	9,828
Prepaid Expenses	7,325

Total Assets	23,306,910

Liabilities
Unrealized Depreciation on Forward Currency Contracts	394,953
Options Written, at Value (Premiums Received $99,369)	83,588
Payable for Capital Shares Redeemed	26,098
Payable due to Administrator	10,617
Payable due to Investment Adviser	6,008
Chief Compliance Officer Fees Payable	5,073
Payable due to Trustees	2,473
Income Distribution Payable	374
Other Accrued Expenses	85,627

Total Liabilities	614,811

Net Assets	$22,692,099

Net Assets Consist of:
Paid-in Capital	$25,330,974
Distributions in Excess of Net Investment Income	(244,337)
Accumulated Net Realized Loss	(2,387,222)
Unrealized Appreciation on Investments and Written Options	136,522
Unrealized Depreciation on Futures Contracts	(2,442)
Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	(141,396)

Net Assets	$22,692,099

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,259,121

Net Asset Value Per Share	$10.04

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
FOR THE YEAR ENDED
DECEMBER 31, 2010
STATEMENT OF OPERATIONS

Investment Income
Interest Income	$497,345

Total Investment Income	497,345

Expenses
Administration Fees	125,000
Investment Advisory Fees	84,960
Chief Compliance Officer Fees	10,038
Trustees’ Fees	8,839
Shareholder Servicing Fees	98,335
Transfer Agent Fees	76,429
Legal Fees	42,061
Printing Fees	34,875
Registration and Filing Fees	20,504
Audit Fees	19,280
Custodian Fees	10,485
Pricing Fees	8,895
Other Expenses	7,441

Total Expenses	547,142

Less:
Waiver of Investment Advisory Fees	(84,960)
Reimbursement of Expenses by Investment Adviser	(234,754)
Fees Paid Indirectly — Note 5	(41)

Net Expenses	227,387

Net Investment Income	269,958

Net Realized Gain (Loss) on:
Investments	(914,427)
Written Option Contracts	916,100
Foreign Currency Exchange Transactions	24,875
Futures Contracts	170,945

Total Net Realized Gain	197,493

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	107,038
Written Option Contracts	(15,938)
Foreign Currency Exchange Transactions	(113,372)
Futures Contracts	62,188

Net Change in Unrealized Appreciation	39,916

Net Realized and Unrealized Gain	237,409

Increase in Net Assets Resulting from Operations	$507,367

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2010	2009
Operations:
Net Investment Income	$269,958	$647,941
Net Realized Gain	197,493	2,329,804
Net Change in Unrealized Appreciation (Depreciation)	39,916	(1,051,544)

Net Increase in Net Assets Resulting from Operations	507,367	1,926,201

Dividends and Distributions:
Net Investment Income	(547,837)	(695,569)

Total Dividends and Distributions	(547,837)	(695,569)

Capital Share Transactions:
Institutional Class Shares:
Issued	4,087,357	4,320,014
Reinvestment of Distributions	538,982	676,745
Redemption Fees	48	—
Redeemed	(13,771,639)	(30,855,947)

Net Decrease from Capital Share Transactions	(9,145,252)	(25,859,188)

Total Decrease in Net Assets	(9,185,722)	(24,628,556)

Net Assets:
Beginning of Year	31,877,821	56,506,377

End of Year	$22,692,099	$31,877,821

Distributions in Excess of Net Investment Income	$(244,337)	$(29,735)

Share Transactions:
Institutional Class Shares:
Issued	403,879	435,467
Reinvestment of Distributions	53,389	68,638
Redeemed	(1,364,262)	(3,139,256)

Net Decrease in Shares Outstanding from Share Transactions	(906,994)	(2,635,151)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Years Ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Year	$10.07		$9.74		$10.46		$10.29		$10.24

Income from Investment Operations:
Net Investment Income*	0.10		0.16		0.30		0.44		0.41
Net Realized and Unrealized Gain (Loss)	0.07		0.34		(0.65)		0.19		0.06

Total from Investment Operations	0.17		0.50		(0.35)		0.63		0.47

Redemption Fees	—	**	—		—	**	—	**	—

Dividends and Distributions:
Net Investment Income	(0.20)		(0.17)		(0.17)		(0.45)		(0.40)
Tax Return of Capital	—		—		(0.15)		—		(0.02)
Net Realized Gains	—		—		(0.05)		(0.01)		—

Total Dividends and Distributions	(0.20)		(0.17)		(0.37)		(0.46)		(0.42)

Net Asset Value, End of Year	$10.04		$10.07		$9.74		$10.46		$10.29

Total Return†	1.66%		5.14%		(3.47)%		6.18%		4.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$22,692		$31,878		$56,506		$78,119		$65,053
Ratio of Expenses to Average Net Assets	0.80	%(3)	0.72	%(2)	0.61	%(1)	0.61	% (1)	0.61	%(1)
Ratio of Expenses to Average Net Assets (excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.93%		1.51%		1.28%		1.27%		1.47%
Ratio of Net Investment Income to Average Net Assets	0.95%		1.62%		2.94%		4.28%		3.99%
Portfolio Turnover Rate	70%		123%		107%		54%		23%

*	Per share amounts for the year are based on average outstanding shares.

**	Amount represents less than $0.01 per share.

†	Total Return would have been lower had certain expenses not been waived/and or reimbursed by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.60%.

(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.72%.

(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.80%.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DECEMBER 31, 2010
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 funds. The financial statements herein are those of the Analytic Short-Term Income Fund (the “Fund”). The investment objective of the Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk by investing primarily (at least 80% of its net assets) in “income-producing” U.S. government securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates and such differences could be material.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. There were no fair valued securities as of December 31, 2010.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
Options for which the primary market is a national securities exchange are valued at the last quoted sales price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Fund’s Board.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended December 31, 2010, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Discounts and premiums on securities purchased are amortized using the scientific method that approximates the effective interest method.
Foreign Currency Translation — The books and records of the Fund investing in international securities are maintained in U.S. dollars on the following basis:
(I) market value of investment securities, assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does isolate that portion of gains and losses on investments in fixed income securities that is due to changes in the foreign exchanges rates from that which is due to changes in market prices of equity securities.
The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also enter into these contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.
Futures Contracts — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may do so for a variety of reasons including for cash management purposes. The Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, the Fund will utilize futures contracts to help manage duration and yield curve exposure. Futures contracts are valued using quoted market values. Upon entering into a futures contract, the Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in such contract. Risks of entering into futures contracts include the possibility that a change in the value of a contract may not correlate with the changes in the value of the underlying

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
instruments. It is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its expiration date. Additionally, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.
Options Written/Purchased — The Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.
The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be distributed annually. All distributions are recorded on the ex-dividend date.
Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held less than 10 days. For the year ended December 31, 2010 and December 31, 2009, there were $48 and $0, respectively, in redemption fees retained.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
3. Derivative Contracts:
Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements.
Transactions in option contracts written for the year ended December 31, 2010, were as follows:

	Number of
	Contracts	Premiums
Outstanding at December 31, 2009	200	$57,491
Options written	12,228	4,571,817
Options closed	(6,248)	(2,394,136)
Options expired	(5,979)	(2,135,803)

Outstanding at December 31, 2010	201	$99,369

Fair Values of Derivative Instruments

	Asset Derivatives		Liability Derivatives
	Year ended December 31, 2010		Year ended December 31, 2010
	Balance Sheet		Balance Sheet
	Location	Fair Value	Location	Fair Value
Derivatives not accounted for as hedging instruments:

Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	$—	Payables, Net Assets – Unrealized Depreciation	$2,442	*
Foreign exchange contracts	Unrealized Appreciation on Forward Contracts	253,557	Unrealized Depreciation on Forward Contracts	394,953
Equity contracts	Investments, at Value	37,813	Payables, Net Assets – Unrealized Depreciation	—

			Options Written, at Value	83,588

Total Derivatives not accounted for as hedging instruments		$291,370		$480,983

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.
Amounts designated as “—“are $0.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010
Amount of Realized Gain or (Loss) on
Derivatives Recognized in Income

			Forward
Derivatives not accounted			Currency
for as hedging instruments:	Options	Futures	Contracts	Total

Interest rate contracts	$—	$182,370	$—	$182,370
Currency contracts	—	—	230,251	230,251
Equity contracts	(58,098)	(11,425)	—	(69,523)

Total	$(58,098)	$170,945	$230,251	$343,098

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

			Forward
Derivatives not accounted			Currency
for as hedging instruments:	Options	Futures	Contracts	Total

Interest rate contracts	$—	$50,025	$—	$50,025
Currency contracts	—	—	(114,269)	(114,269)
Credit contracts	—	—	—	—
Equity contracts	(30,501)	12,163	—	(18,338)

Total	$(30,501)	$62,188	$(114,269)	$(82,582)

4. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investment Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
5. Administration, Fees Paid Indirectly, Shareholder Servicing, Distribution, Transfer Agency and Custodian Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
The Fund earned cash management credits which are used to offset transfer agent expenses. During the year ended December 31, 2010, the Fund earned credits of $41. These are presented as “Fees Paid Indirectly” in the Statement of Operations.
Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. These shareholder servicing fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Analytic Investors, Inc. (the “Adviser”), an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the arrangement.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement.
Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.
6. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.30% of the average daily net assets.
The Adviser has voluntarily agreed to waive or limit its advisory fees or assume other expenses to limit the total annual fund operating expenses of the Fund (excluding dividend expenses) to 0.80%. The fee waiver/expense reimbursement arrangement for the Fund can be terminated at any time at the option of the Adviser. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.
7. Investment Transactions:
The cost of securities purchased and the proceeds from securities sold and maturities, other than short-term investments and written index options for the year ended December 31, 2010, were as follows:

		U.S. Govt.	U.S. Govt.
Purchases	Sales and Maturities	Purchases	Sales and Maturities
$7,906,946	$10,440,772	$5,908,956	$6,850,959
8. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from the distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income (loss), paid-in capital or accumulated net realized gain (loss), as appropriate, in the period the differences arise. Accordingly, the

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
following permanent differences were primarily attributable to the recognition of premium amortization, and reclassification of foreign exchange gain (loss) and have been reclassified as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in-Capital
$63,277	$(63,277)	$—
These reclassifications had no impact on the net assets or net asset value of the Fund.
The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary	Distribution in
	Income	Excess	Total
2010	$547,837	$—	$547,837
2009	574,222	121,347	695,569
As of December 31, 2010, the components of Accumulated Loss on a tax basis were as follows:

Undistributed Ordinary Income	$28,327
Capital Loss Carryforwards	(2,374,242)
Post October Capital Losses	(17,492)
Post October Currency Losses	(151,765)
Net Unrealized Depreciation	(123,493)
Other Temporary Differences	(210)

Total Accumulated Loss	$(2,638,875)

For Federal income tax purposes, net capital loss carryforwards as of December 31, 2010 were $2,374,242, expiring in the year 2016, and may be carried forward and applied against future net capital gains. Capital loss carryforwards utilized in the current year as of December 31, 2010 were $184,187.
Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.
At December 31, 2010, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities (excluding written index option contracts, forwards, and futures) held by the Fund were as follows:

Federal	Appreciated	Depreciated	Net Unrealized
Tax Cost	Securities	Securities	Depreciation
$22,927,266	$74,578	$(216,084)	$(141,506)
9. Other:
At December 31, 2010, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Fund was as follows:

No. of Shareholders	% Ownership
2	82%

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
These shareholders are comprised of omnibus accounts that are held on behalf of various shareholders.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.
10. Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
11. Subsequent Events:
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
The Advisors’ Inner Circle Fund and the Shareholders of
Analytic Short-Term Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Analytic Short-Term Income Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2011

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	7/1/10	12/31/10	Ratios	Period*

Analytic Short-Term Income Fund
Actual Fund Return	$1,000.00	$1,012.50	0.80%	$4.09
Hypothetical 5% Return	$1,000.00	$1,021.14	0.80%	$4.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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THE ADVISORS’ INNER CIRCLE FUND
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of	Principal Occupation(s)
Age[1]	the Trust	Time Served[2]	During Past 5 Years

INTERESTED BOARD MEMBERS ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.

INDEPENDENT BOARD MEMBERS JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, sole practitioner since 1994. Partner, Dechert September 1987-December 1993.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

ANALYTIC SHORT-TERM INCOME FUND
their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-7818. The following chart lists Trustees and Officers as of December 31, 2010.

Number of
Portfolios
in The Advisors’
Inner Circle Fund
Overseen by	Other Directorships
Board Member	Held by Board Member[3]

35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

THE ADVISORS’ INNER CIRCLE FUND
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of	Principal Occupation(s)
Age[1]	the Trust	Time Served[2]	During Past 5 Years

INDEPENDENT BOARD MEMBERS (continued) GEORGE J. SULLIVAN 67 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.

OFFICERS PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)

Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

ANALYTIC SHORT-TERM INCOME FUND

Number of
Portfolios in
The Advisors’
Inner Circle Fund
Overseen by Board	Other Directorships
Member/Officer	Held by Board Member/Officer[3]

35	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

35	Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

35	Director, Crown Pacific, Inc. Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

35	Trustee of The Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

35	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of	Principal Occupation(s)
Age[1]	the Trust	Time Served	During Past 5 Years

OFFICERS (continued) MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.

JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004- 2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission — Division of Investment Management, 2003.

CAROLYN E. MEAD 53 yrs. old	Vice President and Assistant	(Since 2007)	Corporate counsel of SEI since 2007: Associate, Stradley, Ronon, Stevens & Young 2004-2007:
	Secretary		Counsel, ING Variable Annuities, 1999-2002.

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group 1999-2000.

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999: Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005-2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANALYTIC SHORT-TERM INCOME FUND

Number of
Portfolios
in The Advisors’
Inner Circle
Fund Overseen	Other Directorships
by Officer	Held by Officer

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)
Board Considerations in Re-Approving the Advisory Agreement
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on November 9-10, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its assets under management, client and asset breakdown, personnel, risk management and business plan. The representatives also discussed the Fund’s investment strategy, noting that the Fund’s assets were allocated among bonds, options and currency forwards. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent, and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Concluded)
The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment Performance of the Fund and the Adviser
The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The representatives noted that the market “flash crash” that occurred in May 2010 had negatively impacted the performance of the Fund because the crash occurred one day prior to the expiration of a number of options written by the Fund that would have expired worthless in the absence of the crash but instead resulted in a loss to the Fund. The representatives then explained that apart from the second quarter of 2010, the Fund’s performance was either comparable or favorable to its benchmark index each quarter over the past two years. The Board then noted that although the Fund underperformed its benchmark over various periods of time, its recent and longer-term performance was not substantially below that of its respective benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its voluntary expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	ANALYTIC SHORT-TERM INCOME FUND
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders that do not have a December 31, 2010, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2010, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2010, the portfolio is designating the following items with regard to distributions paid during the year.

Dividends
Qualifying
					For Corporate				Short-Term
	Long Term	Ordinary	Return		Dividend	Qualifying	U.S.	Interest	Capital
	Capital Gain	Income	of	Total	Receivable	Dividend	Government	Related	Gain
	Distribution	Distributions	Capital	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)
Short-Term Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	14.13%	85.83%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Analytic Short-Term Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

NOTES

NOTES

NOTES

ANALYTIC SHORT-TERM INCOME FUND
P.O. Box 219009
Kansas City, MO 64121-9009
1-866-777-7818
Investment Adviser:
Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, CA 90013
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
This information must be preceded or accompanied by a current prospectus for the Fund described.
ANA-AR-001-0900

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust
PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

			2010			2009
				All fees and	All other fees		All fees and	All other fees
				services to	and services to		services to	and services to
			All fees and	service	service	All fees and	service	service
			services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
			Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
			pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a	)	Audit Fees(1)	$58,626	N/A	N/A	$50,928	N/A	N/A
(b	)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c	)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d	)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:
(1)  Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
Fees billed by Ernst & Young LLC (“E&Y LLC”) Related to the Trust
E&Y LLC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal period as follows:

2010
				All fees and	All other fees
				services to	and services to
			All fees and	service	service
			services to the	affiliates that	affiliates that
			Trust that were	were pre-	did not require
			pre-approved	approved	pre-approval
(a	)	Audit Fees(1)	$37,932	N/A	N/A
(b	)	Audit-Related Fees	N/A	N/A	N/A
(c	)	Tax Fees	N/A	N/A	N/A
(d	)	All Other Fees	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) Not applicable.
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC LLP):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y LLC):

2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(g) The aggregate non-audit fees and services billed by E&Y LLC for the last fiscal period was $0 for 2010.
(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson
President
Date: March 10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson
President

Date: March 10, 2011

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson
Treasurer, Controller & CFO
Date: March 10, 2011

*	Print the name and title of each signing officer under his or her signature.